1996-1
Month-end: 07/31/96

                           [LOGO] ACCESS FINANCIAL CORP.



                             ACCESS FINANCIAL CORP.


     The undersigned certifies that he/she is a Servicing Officer of Access Financial Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


     1. The Monthly Report for the period 07/01/96 to 07/31/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is "0.06".

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.




                                  ACCESS FINANCIAL CORP.



                                  By: /s/ Diane R. Estep
                                     ----------------------------------
                                     Name:  Diane R. Estep
                                     Title: Assistant Secretary

                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1



                       Distribution Date:            8/15/96

                 Amount reimbursable to the Servicer                       820.06
                                                              ----------------------

SENIOR CERTIFICATES

          1 (a)  Amount Available (including Monthly
                 Servicing Fee)                                         1,958,941.72
                                                              ----------------------
            (b)  Class A-6 Interest Deficiency Amount
                 (if any) and Class B-1 Interest Deficiency
                 Amount (if any) withdrawn for prior
                 Remittance Date                                                0.00
                                                              ----------------------
            (c)  Amount Available after giving effect to
                 withdrawal of Class A-6 Interest Deficiency
                 Amount and Class B-1 Interest Deficiency
                 Amount for prior Remittance Date                       1,958,941.72
                                                              ----------------------

Interest
          2 Aggregate Interest (total):                                   679,974.07
                                                              ----------------------

           (a)   Class A-1 Remittance Rate                     6.4
                                                              ----------------------
           (b)   Class A-1 Interest                                       169,184.05
                                                              ----------------------
           (c)   Class A-2 Remittance Rate                     6.75
                                                              ----------------------
           (d)   Class A-2 Interest                                       148,275.00
                                                              ----------------------
           (e)   Class A-3 Remittance Rate                     6.975
                                                              ----------------------
           (f)   Class A-3 Interest                                       138,697.88
                                                              ----------------------
           (g)   Class A-4 Remittance Rate                     7.30
                                                              ----------------------
           (h)   Class A-4 Interest                                        73,699.58
                                                              ----------------------
           (i)   Class A-5 Remittance Rate                     7.575
                                                              ----------------------
           (j)   Class A-5 Interest                                       150,117.56
                                                              ----------------------

          3 Amount applied to:
           (a)   Unpaid Senior Interest Shortfall                               0.00
                                                              ----------------------
          4 Remaining:
           (a)   Unpaid Senior Interest Shortfall                               0.00
                                                              ----------------------


                                     Page 1


Principal                                                     Count
            Prior Period Ending Scheduled Balance              5,644  160,969,992.77
                                                              ----------------------
          5 Formula Principal Distribution Amount:
        (a) Scheduled principal                                           246,240.91
                                                                     ---------------
        (b) Principal Prepayments (PIF & Curtailments)           (12)     296,354.67
                                                              ----------------------
        (c) Liquidated Contracts                                  (1)      31,780.98
                                                              ----------------------
        (d) Repurchases (Principal)                                0            0.00
                                                              ----------------------
        (e) Accelerated Principal                                         421,399.78
                                                                     ---------------

                                                                          995,776.34
                                                                     ---------------

          6 Pool Count/Scheduled Principal Balance             5,631  160,395,616.21
                                                              ----------------------
          7 Unpaid Senior Principal Shortfall (if any)
            following prior Remittance Date                                     0.00
                                                                     ---------------
          8 Senior Percentage for such Remittance Date
            (Until Class B Cross-Over Date, and on each
            Remittance Date thereafter unless each Class B
            Principal Distribution Test is satisfied, equals
            Senior Principal Balance divided by Pool
            Scheduled Principal Balance)                       100.00
                                                              ----------------------

          9 Senior Percentage for the following
            Remittance Date                                    100.00
                                                              ----------------------

         10 Senior principal distribution:
            (a)   Class A-1                                               995,776.34
                                                              ----------------------
            (b)   Class A-2                                                     0.00
                                                              ----------------------
            (c)   Class A-3                                                     0.00
                                                              ----------------------
            (d)   Class A-4                                                     0.00
                                                              ----------------------
            (e)   Class A-5                                                     0.00
                                                              ----------------------

         11 (a)   Class A-1 Ending Principal Balance                   30,726,233.68
                                                              ----------------------
            (b)   Class A-2 Ending Principal Balance                   26,360,000.00
                                                              ----------------------
            (c)   Class A-3 Ending Principal Balance                   23,862,000.00
                                                              ----------------------
            (d)   Class A-4 Ending Principal Balance                   12,155,000.00
                                                              ----------------------
            (e)   Class A-5 Ending Principal Balance                   23,781,000.00
                                                              ----------------------


         12 Unpaid Senior Principal Shortfall (if any)
            following current Remittance Date                                   0.00
                                                              ----------------------


CLASS A-6 CERTIFICATES
    13 Class A-6 Amount Available
                                                                     283,191.31
                                                        -----------------------------------


Interest

    14 Aggregate Interest
       (a) Class A-6 Remittance Rate (     %
           unless Weighted Average Contract
           Rate is below      %)                        7.975
                                                        -----------------------------------
       (b) Class A-6 Interest                                         84,827.42
                                                        -----------------------------------
    15 Amount applied to Unpaid Class A-6
       Interest Shortfall                                                  0.00
                                                        -----------------------------------
    16 Amount applied to Class A-6 Interest
       Deficiency Amount                                                   0.00
                                                        -----------------------------------
    17 Remaining unpaid Class A-6 Interest
       Deficiency Amount                                                   0.00
                                                        -----------------------------------
    18 Remaining Unpaid Class A-6 Interest
       Shortfall                                                           0.00
                                                        -----------------------------------


Principal

    19 Formula Principal Distribution Amount (total):                      0.00
                                                        -----------------------------------
       (a) Scheduled principal                                             0.00
                                                        -----------------------------------
       (b) Principal Prepayments                                           0.00
                                                        -----------------------------------
       (c) Liquidated Contracts                                            0.00
                                                        -----------------------------------
       (d) Repurchases                                                     0.00
                                                        -----------------------------------
       (e) Accelerated Principal                                           0.00
                                                        -----------------------------------
    20 Pool Scheduled Principal Balance                          160,395,616.21
                                                        -----------------------------------
    21 Class A-6 Percentage after prior
       Remittance Date                                  0.00
                                                        -----------------------------------
    22 Class A-6 Percentage for such Remittance
       Date                                             0.00
                                                        -----------------------------------
    23 Class A-6 Percentage for the following
       Remittance Date                                  0.00
                                                        -----------------------------------
    24 Class A-6 principal distribution:
       (a) Class A-6 (current)                                             0.00
                                                        -----------------------------------
       (b) Unpaid Class A-6 Principal Shortfall
           (if any) following prior Remittance Date                        0.00
                                                        -----------------------------------

    25 Unpaid Class A-6 Principal Shortfall (if any)
       following current Remittance Date Class A-6                         0.00
                                                        -----------------------------------
       Principal Balance                                          12,764,000.00
                                                        -----------------------------------

Class B Principal Distribution Tests (tests must be
satisfied on or after the Remittance Date occurring
in June 1999)                                                     n/a
                                                        -----------------------------------


                                    Page 3



    26 Average Sixty-Day Delinquency Ratio Test
       (a) Sixty-Day Delinquency Ratio for
           current Remittance Date                                        1.97%
                                                        -----------------------------------
       (b) Average Sixty-Day Delinquency Ratio
           (arithmetic average of ratios for this month
           and two preceding months; may not
           exceed      5     %)                                           1.51%
                                                        -----------------------------------

    27 Average Thirty-Day Delinquency Ratio Test
       (a) Thirty-Day Delinquency Ratio for
           current Remittance Date                                        6.91%
                                                        -----------------------------------

       (b) Average Thirty-Day Delinquency Ratio
           (arithmetic average of ratios for this month
           and two preceding months; may not
           exceed      7     %)                                           5.79%
                                                        -----------------------------------

    28 Cumulative Realized Losses Test
       (a) Cumulative Realized Losses for current
           Remittance Date (as a percentage of Cut-off
           Date Pool Principal Balance; may not exceed
           7% from June 1, 2000 to May 31, 2001, 8%
           from June 1, 2001 to May 31, 2002, 9% from
           June 1, 2002 and thereafter)                                   0.01%
                                                        -----------------------------------
                                                                     23,274.48
                                                        -----------------------------------
    29 Current Realized Losses Test
       (a) Current Realized Losses for current
           Remittance Date                                           23,274.48
                                                        -----------------------------------
       (b) Current Realized Loss Ratio (total Realized
           Losses during the 12 immediately preceding
           Collection Period, divided by the arithmetic
           average of Pool Scheduled Balances as of the
           preceding Collection Period and the Pool
           Scheduled Balance as of the last day of the
           immediately preceding Collection Period; may
           not exceed 2.75%)                                              0.01%
                                                        -----------------------------------

    30 Class B Principal Balance Test
       (a) Class B Principal Balance will be considered
           satisfied for any Remittance Date, that the
           sum of the Class B Principal Balance and the
           Overcollateralization Amount as of such
           Remittance Date, before giving effect to
           distributions on such Remittance Date, is
           greater than or equal to $3,239,614.                   30,357,350.20
                                                        -----------------------------------


                                    Page 4



CLASS B-1 CERTIFICATES
    31 Amount Available less the Senior Distribution
       Amount and Class A-6 Distribution Amount                      198,363.89
                                                        -----------------------------------


Interest

    32 Class B-1 Remittance Rate                        8.040
                                                        -----------------------------------
    33 Class B-1 Interest                                            117,591.70
                                                        -----------------------------------
    34 Current Interest                                              117,591.70
                                                        -----------------------------------
    35 Amount applied to Unpaid Class B-1 Interest
       Shortfall                                                           0.00
                                                        -----------------------------------
    36 Amount applied to Class B-1 Interest Deficiency
       Amount                                                              0.00
                                                        -----------------------------------
    37 Remaining unpaid Class B-1 Interest Deficiency
       Amount                                                              0.00
                                                        -----------------------------------
    38 Remaining Unpaid Class B-1 Interest Shortfall                       0.00
                                                        -----------------------------------


Principal

    39 Unpaid Class B-1 Principal Shortfall (if any)
       following prior Remittance Date                                     0.00
                                                        -----------------------------------

    40 (a) Class B Percentage for such Remittance
           Date (until Class B Cross-over Date,
           and on each Remittance Date thereafter
           unless each Class B Principal Distribution
           Test is satisfied, equals zero.
           Thereafter, if each Class B Principal
           Distribution Test is satisfied, equals 100%
           minus Senior Percentage)                     0.00
                                                        -----------------------------------
       (b) Class B Percentage for the following
           Remittance Date                              0.00
                                                        -----------------------------------
    41 Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                              0.00
                                                        -----------------------------------

    42 (a) Class B-1 Principal Shortfall                                   0.00
                                                        -----------------------------------
       (b) Unpaid Class B-1 Principal Shortfall                            0.00
                                                        -----------------------------------

    43 Class B Principal Balance                                  27,124,000.00
                                                        -----------------------------------

    44 Class B-1 Principal Balance                                17,551,000.00
                                                        -----------------------------------


1996-1
Month-end: 07/31/96

CLASS B-2 CERTIFICATES

    45 Remaining Amount Available                                    80,772.19
                                                                -------------------

Interest

    46 Class B-2 Remittance Rate (    %, unless
       Weighted Average Contract Rate is less than    %)        10.125
                                                                -------------------

    47 Class B-2 Interest                                            80,772.19
                                                                -------------------
    48 Current Interest                                              80,772.19
                                                                -------------------

    49 Amount applied to Unpaid Class B-2 Interest Shortfall              0.00
                                                                -------------------
    50 Remaining Unpaid Class B-2 Interest Shortfall                      0.00
                                                                -------------------


Principal

    51 Unpaid Class B-2 Principal Shortfall (if any)
       following prior Remittance Date                                    0.00
                                                                -------------------
    52 Class B-2 Principal Liquidation Loss
       Amount                                                             0.00
                                                                -------------------
    53 Current principal (zero until Class B-1 paid
       down; thereafter, Class B Percentage of
       Formula Principal Distribution Amount)                             0.00
                                                                -------------------
    54 Class B-2 Principal Balance                                9,573,000.00
                                                                -------------------



SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".

    56 30-59 days                                                 7,922,526.87
                                                                -------------------
    57 60 days or more                                            3,161,002.60
                                                                -------------------
    58 Manufactured Homes repossessed                                       17
                                                                -------------------
    59 Manufactured Homes repossessed but
       remaining in inventory                                               18
                                                                -------------------
    60 Weighted Average Contract Rate of all
       outstanding Contracts (Note: Does not include            .094498267406
       servicing fee.)                                          -------------------



                                     Page 6


1996-1
Month-end: 07/31/96

RESIDUAL CERTIFICATES
    61
    (a) Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company is not
        the Servicer; deducted from funds remaining
        after payment of Senior Distribution Amount,
        Class A-6 Distribution Amount, Class B-1
        Distribution Amount, and Class B-2
        Distribution Amount, if the Company is
        the Servicer)                                                     0.00
                                                                -------------------
    (b) Monthly interest on certificate account:                          0.00
                                                                -------------------


CLASS A-6, CLASS B-1, AND CLASS B-2 CERTIFICATES
    62 Class A-4 Interest Deficiency on such Remittance Date
                                                                          0.00
                                                                -------------------
    63 Class B-1 Interest Deficiency on such Remittance Date
                                                                          0.00
                                                                -------------------
    64 Class B-2 Interest Deficiency on such Remittance Date
                                                                          0.00
                                                                -------------------


REPOSSESSED CONTRACTS
    65 Repossessed Contracts                                        432,631.75
                                                                -------------------
    66 Repossessed Contracts Remaining in Inventory
           (6 repurchases)                                          458,759.27
                                                                -------------------

ACCELERATED PRINCIPAL CALCULATION
    67 Remaining Amount Available                                         0.00
                                                                -------------------
    68 Accelerated Principal                                        421,399.78
                                                                -------------------

RESIDUAL CERTIFICATES
    69 Class "C" Distribution Amount (excess, if any,
       1/12 Weighted Net Contract Rate at beginning x pool
       scheduled balance at beginning MINUS the Certificate
       Interest [A-1 to B-2] Distribution Amount for date.)               0.00
                                                                -------------------

    70 Release Amount (if B-2 is zero)                                    0.00
                                                                -------------------

    71 Reimburse Residual Certificate Holder per                          0.00
       Section 10.06 (REMIC Tax Matters)                        -------------------


    72 Remaining to Residual Holder                                       0.00
                                                                -------------------

Please contact the Bondholder Relations Department of the Bank of New York at
(212) 815-2793 with any questions regarding this Statement on your Distribution.


                                     Page 7